SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 16, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1998-A
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7229694
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1998-A, a Trust created pursuant to the Pooling Agreement, dated February 20, 1998, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 16, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
March 15, 2024.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date November 16, 1998.

Principal		Interest	Ending Balance

Cede & Co.$4,060,690.54 $ 703,141.53 $137,231,010.97

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.1  Monthly Statement to Certificateholders


Statement to Certificateholders (Page 1 of 2)

Distribution Date:		10/15/98 	11/16/98

			INVESTOR CERTIFICATES DISTRIBUTION
SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

		A.	INTEREST & PRINCIPAL
DISTRIBUTIONS TO INVESTORS
			Investor Certificate Interest Distributed
4.504697 	4.536397
			Investor Certificate Interest Shortfall Distributed
0.000000 	0.000000
			Remaining Unpaid Investor Certificate Interest Shortfall
	0.000000 	0.000000 												Managed Amortization Period ? (Yes=1; No=0)
				1	1
			Investors Certificate Principal Distributed
23.697832 	26.198003
			  Principal Distribution Amount
23.697832 	26.198003
			     Maximum Principal Payment
39.590785 	40.941432
			     Alternative Principal Payment
23.697832 	26.198003
			     Principal Collections less Additional Balances
23.697832 	26.198003
			  Investor Loss Amount Distributed to Investors
0.000000 	0.000000
			  Accelerated Principal Distribution Amount
0.000000 	0.000000
			  Credit Enhancement Draw Amount
0.00 	0.00

			Total Amount Distributed to Certificateholders (P & I)
28.202529 	30.734401

		B.	INVESTOR CERTIFICATE PRINCIPAL
BALANCE
			Beginning Investor Certificate Balance
"144,964,865.45 "	"141,291,701.51 "
			Ending Investor Certificate Balance
"141,291,701.51 "	"137,231,010.97 "
			Beginning Invested Amount
"144,964,865.45 "	"141,291,701.51 "
			Ending Invested Amount
"141,291,701.51 "	"137,231,010.97 "
			Investor Certificateholder Floating
Allocation Percentage
98.3978% 	98.3569%
			Pool Factor
0.9115594 	0.8853614
			Liquidation Loss Amount for Liquidated
Loans				0.00 	0.00
			Unreimbursed Liquidation Loss Amount
		0.00 	0.00

		C.	POOL INFORMATION
			Beginning Pool Balance
"147,325,271.54 "	"143,652,107.60 "
			Ending Pool Balance
"143,652,107.60 "	"139,591,417.06 "
			Servicer Removals form the Trust (Section 2.06)
0.00 	0.00
			Servicing Fee
"61,385.53 "	"59,855.04 "

		D.	INVESTOR CERTIFICATE RATE
			Investor Certificate Rate
5.779840% 	5.598590%
			LIBOR Rate
5.589840% 	5.408590%
			Maximum Rate
9.339452% 	9.096822%

			Delinquent 30-59 days
			    No. of Accounts
5 	9
			   Trust Balances
"219,939.81 "	"162,874.47 "
			Delinquent 60-89 days
			    No. of Accounts
1 	2
			   Trust Balances
"10,096.41 "	"88,948.53 "
			Delinquent 90+ days
			    No. of Accounts
3 	4
			   Trust Balances
"37,897.65 "	"47,994.06 "
			Delinquent 9+ Months
			    No. of Accounts
0 	0														   Trust Balances				0 	0
			REO
			    No. of Accounts
0 	0
			   Trust Balances
0.00 	0.00

		Statement to Certificateholders (Page 2 of 2)
		Distribution Date:
10/15/98 	11/16/98 													"IN WITNESS WHEREOF, the undersigned has
caused this Certificate to be duly executed"											"this 10th day of
November, 1998"									       Countrywide Home Loans Formerly Known as
Countrywide Funding Corporation 												       as Servicer
       _______________________________________						       Lupe Montero
							      Vice-President
			Distribution List:
			   Barbara Grosse - First National Bank
of Chicago	Lupe Montero - Countrywide Home Loans
 Peter Cerwin - Merrill Lynch
Richard Marron - Countrywide Home Loans
  Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans																					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1998-A



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Vice President

Dated: November 30, 1998